OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2015
OTHER FINANCIAL ITEMS, NET [Abstract]
OTHER FINANCIAL ITEMS, NET
OTHER FINANCIAL ITEMS, NET

(in thousands of $)	2015	2014	2013
Amortization of deferred financing costs	(6,308)	(3,554)	(5,828)
Financing arrangement fees	(1,694)	(147)	(2,101)
Interest expense on un-designated interest rate swaps	(14,385)	(12,163)	(8,188)
Mark-to-market adjustment for interest rate swap derivatives (see note 25)	655	(5,953)	12,845
Mark-to-market adjustment for currency swap derivatives (see note 25)	16	—	(4,839)
Foreign exchange gain on capital lease obligations and related restricted cash	492	677	7,084
Foreign exchange loss on operations	(2,235)	(978)	(634)
Total	(23,459)	(22,118)	(1,661)

Amortization of deferred financing costs amounts to $6.3 million, $3.6 million and $5.8 million for the years ended December 31, 2015, 2014, and 2013, respectively. The charge in 2015 included a write-off of deferred charges of $1.2 million relating to the refinancing of Golar Freeze and a write-off of $1.1 million relating to a proposed financing transaction that was canceled. The charge in 2013 included a write-off of deferred charges of $2.7 million relating to the refinancing of the Golar Winter and the Golar Grand in June 2013.

Financing arrangement fees and other costs of $1.7 million in 2015 included $0.4 million of commitment fees in relation to the Golar Partners Operating credit facility and $0.3 million in relation to a performance guarantee fee. Financing arrangement fees of $2.1 million in 2013 included $1.2 million of commitment fees in relation to the Golar Partners Operating credit facility.